UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2020

Clene Inc.

(Exact name of registrant as specified in its charter)

Delaware	01-39834	85-2828339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah	84121
(Address of principal executive offices)	(Zip Code)

Tel: 801-676-9695

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value US$0.0001 per share	CLNN	The Nasdaq Stock Market LLC
Warrants, to acquire one-half of one share of Common Stock for $11.50 per share	CLNNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed by Clene Inc. on January 5, 2021 (the “Original Form 8-K”), as amended on January 12, 2021. The sole purpose of this amendment is to (i) correct the facing page in order to clarify that the warrants trading under the trading symbol CLNNW are to acquire one-half of one share of Common Stock of Clene Inc. for $11.50 per share, as stated in Item 2.01 of the Original Form 8-K, and (ii) amend and replace in its entirety Item 9.01(d) under the Original Form 8-K. This Form 8-K/A does not otherwise change or update the disclosure set forth in the Original Form 8-K, as amended, and does not otherwise reflect events after the Original Form 8-K was filed.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

2.1	Merger Agreement dated September 1, 2020 (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

3.1	Amended and Restated Certificate of Incorporation of Clene Inc.

3.2	Bylaws of Clene Inc.

4.1	Warrant Agreement, dated August 1, 2018, by and between Continental Stock Transfer & Trust Company and the Tottenham Acquisitions I Limited (incorporated by reference to Exhibit 4.5 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.1	Escrow Agreement, by and among Clene Inc., Fortis Advisors LLC and Continental Sotck Transfer & Trust Company, as the escrow agent (incorporated by reference to Exhibit 10.8 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.2	Form of Lock-up Agreement (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.3	Form of Registration Rights Agreement (incorporated by reference to Exhibit 10.10 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.4	2020 Equity Incentive Plan

10.5	Form of Indemnification Agreement between the Registration and its directors and executive officers (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.6	Form of Executive Employment Agreement (incorporated by reference to Exhibit 10.11 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.7	Form of Subscription Agreement (incorporated by reference to Exhibit 10.12 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.8#	License Agreement, effective August 31, 2018, between Clene Nanomedicine, Inc. and 4Life Research, LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.9	Exclusive Supply Agreement, dated August 31, 2018, between Clene Nanomedicine, Inc. and 4Life Research, LLC (incorporated by reference to Exhibit 10.15 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.10	Lease Agreement, dated May 9, 2016, and First Amendment of Lease Agreement, dated January 6, 2017, between Upper Chesapeake Flex One, LLC and Clene Nanomedicine, Inc. (incorporated by reference to Exhibit 10.16 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

10.11##	Clinical Research Support Agreement, dated September 27, 2019, between Clene Nanomedicine, Inc. and The General Hospital Corporation (incorporated by reference to Exhibit 10.17 to the Registration Statement on Form S-4 filed by Chelsea Worldwide Inc. with the Securities and Exchange Commission on December 15, 2020)

16.1	Letter to the SEC from Friedman LLP, dated January 5, 2021.

21.1	Subsidiaries of the Registrant

99.1	Press Release, dated December 30, 2019

99.2	Unaudited pro forma condensed combined financial information

____________

#	Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such omitted materials to the SEC upon request.
##	Certain portions of this exhibit have been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clene Inc.

Date: February 8, 2021	By:	/s/ Robert Etherington
Robert Etherington
President, Chief Executive Officer and Director

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